Exhibit 10.10

PARTNERSHIP, JOINT VENTURE
OR ASSOCIATION CERTIFICATE:
WELLS FARGO	BORROWING

December 26, 2008

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”)

The undersigned partners, joint venturers or members of this company, S&W Seed Company, do hereby certify that we are all of the general partners (and limited partners if required to sign this certificate by Bank or the undersigned’s partnership agreement), joint venturers or members thereof, and that this company proposes to obtain credit from time to time, or has obtained credit, from Bank.

The undersigned further certify that any one of the following named persons:

Harry B. Hansen

be and they are hereby authorized and empowered for and on behalf of and in the name of this company and as this company’s act and deed:

(a)     To borrow money from Bank and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver to Bank such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances be requested by telephone communication and by any partner, member, employee or agent of this company so long as the advances are deposited into any deposit account of this company with Bank; this company shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any partner, member, employee or agent of this company provided that Bank believes, in good faith, that the same is done by such person.

(b)     To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this company, to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, and to enter into any swap, derivative, foreign exchange, hedge or other similar transaction or arrangement with or through Bank.

(c)     To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this company’s real or personal property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements, security agreements and/or other related documents as Bank shall require.

(d)     To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the purposes of this certificate and/or to perfect or continue the rights, remedies and security interests to be given to Bank pursuant hereto, including without limitation, any modifications, renewals and/or extensions of any of this company’s obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this certificate shall not at any time exceed the sum of $2,500,000.00 outstanding and unpaid.

Loans made pursuant to a special certificate and loans made by offices of Bank other than the office to which this certificate is delivered shall be in addition to foregoing limitation.

The authority hereby conferred is in addition to that conferred by any other certificate heretofore or hereafter delivered by this company to Bank and shall continue in full force and effect until Bank shall have received notice in writing from this company of the revocation hereof. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this company pursuant to the certifications contained herein, subsequent to Bank’s receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the execution of this certificate are hereby approved and ratified.

1

The undersigned further certify that the activities covered by the foregoing certifications constitute duly authorized activities of this company; that said certifications are now in full force and effect; and that there is no provision in any document pursuant to which this company is organized and/or which governs this company’s continued existence limiting the power of the undersigned to make the certifications set forth herein, and that the same are in conformity with the provisions of all such documents.

CERTIFICATE SIGNATURES

Silveira Bros., a general partnership, General Partner

By:	/s/ Darrell Silveira
Darrell Silveira, General Partner

By:	/s/ Dudley Silveira
Dudley Silveira, General Partner

By:	/s/ Rick Blanchard
Rick Blanchard, General Partner

By:	/s/ Allison Blanchard
Allison Blanchard, General Partner

/s/ Hollis Green
Hollis Green, General Partner

/s/ Donald W. McCollister
Donald W. McCollister, General Partner

/s/ Harry B. Hansen
Harry B. Hansen, General Partner

/s/ Harry B. Hansen
Harry B. Hansen, Managing Partner

Seed Holding, Ltd., General Partner

By:	/s/ Gregory D. Ransdell
Gregory D. Ransdell, Manager

By:	/s/ Robert W. Lishman, Jr.
Robert W. Lishman, Jr., Manager

2

LIMITED LIABILITY COMPANY
WELLS FARGO	CERTIFICATE: CONTINUING GUARANTY

December 26, 2008

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”)

The undersigned do hereby certify that this company, Seed Holding, Ltd., is a member-managed X manager-managed limited liability company, that we are all of the members or managers thereof, and that this company will benefit by credit now or hereafter extended by Bank to S&W Seed Company (“Borrower”).

The undersigned further certify that any two of the following named persons whose positions or titles are set forth opposite their names:

NAME/POSITION OR TITLE

Gregory D. Ransdell, Manager

Robert W. Lishman, Jr., Manager

be and they are hereby authorized and empowered for and on behalf of and in the name of this company and as this company’s act and deed:

(a)     to guarantee the repayment of any indebtedness of Borrower to Bank in an amount or amounts not to exceed at any one time the sum of $2,500,000.00 for principal, plus all interest accrued thereon and costs and expenses pertaining thereto; and

(b)     to execute and deliver to Bank such continuing guaranties and endorsements, all in form and substance satisfactory to Bank, as Bank may request, together with such other contracts or instruments as Bank deems necessary or convenient to accomplish the purposes of this certificate and/or to perfect or continue the rights and remedies to be given to Bank pursuant hereto.

The authority hereby conferred is in addition to that conferred by any other certificate heretofore or hereafter delivered by this company to Bank and shall continue in full force and effect until Bankshall have received notice in writing from this company of the revocation hereof. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this company pursuant to the certifications contained herein, subsequent to Bank’s receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the execution of this certificate are hereby approved and ratified.

The undersigned further certify that the activities covered by the foregoing certifications constitute duly authorized activities of this company; that said certifications are now in full force and effect; and that there is no provision in any document pursuant to which this company is organized and/or which governs this company’s continued existence limiting the power of the undersigned to make the certifications set forth herein, and that the same are in conformity with the provisions of all such documents.

CERTIFICATE SIGNATURES

/s/ Gregory D. Ransdell
Gregory D. Ransdell, Manager

/s/ Robert W. Lishman, Jr.
Robert W. Lishman, Jr., Manager

1

WELLS FARGO	CERTIFICATE OF INCUMBENCY

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”)

The undersigned, Debra K. Weiner, Secretary of Glenbrook Capital Management, a corporation created and existing under the laws of Nevada, hereby certifies to Bank that: (a) the following named persons are duly elected officers of this corporation and presently hold the titles specified below; (b) said officers are authorized to act on behalf of this Corporation in transactions with Bank; and (c) the signature opposite each officer’s name is his or her true signature:

TITLE	NAME	SIGNATURE

President	Robert W. Lishman	/s/ Robert W. Lishman

The undersigned further certifies that if any of the above-named officers change, or if, at any time, any of said officers are no longer authorized to act on behalf of this corporation in transactions with Bank, this corporation shall immediately provide to Bank a new Certificate of Incumbency. Bank is hereby authorized to rely on this Certificate of Incumbency until a new Certificate of Incumbency certified by the Secretary of this corporation is received by Bank.

IN TESTIMONY WHEREOF, I have hereunto set my hand, and if required by Bank affixed the corporate seal of said corporation, as of January  , 2009.

/s/ Debra K. Weiner

(SEAL)

1

PARTNERSHIP, JOINT VENTURE
OR ASSOCIATION CERTIFICATE:
WELLS FARGO	CONTINUING GUARANTY

December 26, 2008

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”)

The undersigned partners, joint venturers or members of this company, Yellowjacket, LP, do hereby certify that we are all of the general partners (and limited partners if required to sign this certificate by Bank or the undersigned’s partnership agreement), joint venturers or members thereof, and that this company will benefit by credit now or hereafter extended by Bank to S&W Seed Company (“Borrower”).

The undersigned further certify that any one of the following named persons: Glenbrook Capital Management be and they are hereby authorized and empowered for and on behalf of and in the name of this company and as this company’s act and deed:

(a)     to guarantee the repayment of any indebtedness of Borrower to Bank in an amount or amounts not to exceed at any one time the sum of $2,500,000.00 for principal, plus all interest accrued thereon and costs and expenses pertaining thereto; and

(b)     to execute and deliver to Bank such continuing guaranties and endorsements, all in form and substance satisfactory to Bank, as Bank may request, together with such other contracts or instruments as Bank deems necessary or convenient to accomplish the purposes of this certificate and/or to perfect or continue the rights and remedies to be given to Bank pursuant hereto.

The authority hereby conferred is in addition to that conferred by any other certificate heretofore or hereafter delivered by this company to Bank and shall continue in full force and effect until Bank shall have received notice in writing from this company of the revocation hereof. Any such revocation ‘shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this company pursuant to the certifications contained herein, subsequent to Bank’s receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the execution of this certificate are hereby approved and ratified.

The undersigned further certify that the activities covered by the foregoing certifications constitute duly authorized activities of this company; that said certifications are now in full force and effect; and that there is no provision in any document pursuant to which this company is organized and/or which governs this company’s continued existence limiting the power of the undersigned to make the certifications set forth herein, and that the same are in conformity with the provisions of all such documents.

CERTIFICATE

SIGNATURES Glenbrook Capital Management, General Partner

By:	/s/ Robert W. Lishman
Robert W. Lishman, President

1

PARTNERSHIP, JOINT VENTURE
OR ASSOCIATION CERTIFICATE:
WELLS FARGO	PARTNERSHIP ACTIVITY

December 26, 2008

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”)

The undersigned partners, joint venturers or members of this company, Silveira Bros., a general partnership, do hereby certify that we are all of the general partners (and limited partners if required to sign this certificate by Bank or the undersigned’s partnership agreement), joint venturers or members thereof, and that this company has become a partner in S&W Seed Company, a general partnership (the “Partnership”).

The undersigned further certify that any four of the following named persons:

Darrell Silveira, Dudley Silveira, Rick Blanchard, Allison Blanchard

be and they are hereby authorized and empowered for and on behalf of and in the name of this company and as this company’s act and deed:

(a)      to act on behalf of this company in all transactions in which this company is acting as a partner in the Partnership; and

(b)      to execute and deliver to Bank such contracts, instruments and documents, all in form and substance satisfactory to Bank,as Bank deems necessary or convenient to accomplish the purposes of this certificate.

The authority hereby conferred is in addition to that conferred by any other certificate heretofore or hereafter delivered by this company to Bank and shall continue in full force and effect until Bank shall have received notice in writing from this company of the revocation hereof. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this company pursuant to the certifications contained herein, subsequent to. Bank’s receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the execution of this certificate are hereby approved and ratified.

The undersigned further certify that the activities covered by the foregoing certifications constitute duly authorized activities of this company; that said certifications are now in full force and effect; and that there is no provision in any document pursuant to which this company is organized and/or which governs this company’s continued existence limiting the power of the undersigned to make the certifications set forth herein, and that the same are in conformity with the provisions of all such documents.

CERTIFICATE SIGNATURES

By:	/s/ Darrell Silveira
Darrell Silveira, General Partner

By:	/s/ Dudley Silveira
Dudley Silveira, General Partner

By:	/s/ Rick Blanchard
Rick Blanchard, General Partner

By:	/s/ Allison Blanchard
Allison Blanchard, General Partner

1

CORPORATE RESOLUTION:
WELLS FARGO	PARTNERSHIP ACTIVITY

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”)

RESOLVED: That this corporation, Glenbrook Capital Management, has become a partner in Yellowjacket, LP, a limited partnership (the “Partnership”).

BE IT FURTHER RESOLVED, that any one of the following officers (use titles only):

President

of this corporation be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:

(a)     to act on behalf of this corporation in all transactions in which this corporation is acting as a partner in the Partnership; and

(b)     to execute and deliver to Bank such contracts, instruments and documents, all in form and substance satisfactory to Bank, as Bank deems necessary or convenient to accomplish the purposes of this resolution.

BE IT FURTHER RESOLVED, that the authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered by this corporation to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank’s receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.

SEE FOLLOWING PAGE FOR CERTIFICATION

1

CERTIFICATION

Debra K. Weiner, Secretary of Glenbrook Capital Management, a corporation created and existing under the laws of Nevada, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on  , at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand, and if required by Bank affixed the corporate seal of said corporation, as of January   2008.

/s/ Debra K. Weiner

, Secretary

(SEAL)

2

LIMITED LIABILITY COMPANY
CERTIFICATE:
WELLS FARGO	PARTNERSHIP ACTIVITY

December 26, 2008

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”)

The undersigned do hereby certify that this company, Seed Holding, Ltd., is a member-managed X manager-managed limited liability company, that we are all of the members or managers thereof, and that this company has become a partner in S&W Seed Company, a general partnership (the “Partnership”).

The undersigned further certify that any two of the following named persons whose positions or titles are set forth opposite their names:

NAME/POSITION OR TITLE

Gregory D. Ransdell, Manager

Robert W. Lishman, Jr., Manager

be and they are hereby authorized and empowered for and on behalf of and in the name of this company and as this company’s act and deed:

(a)      to act on behalf of this company in all transactions in which this company is acting as a partner in the Partnership; and

(b)      to execute and deliver to Bank such contracts, instruments and documents, all in form and substance satisfactory to Bank, as Bank deems necessary or convenient to accomplish the purposes of this certificate.

The authority hereby conferred is in addition to that conferred by any other certificate heretofore or hereafter delivered by this company to Bank and shall continue in full force and effect until Bank shall have received notice in writing from this company of the revocation hereof. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this company pursuant to the certifications contained herein, subsequent to Bank’s receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the execution of this certificate are hereby approved and ratified.

The undersigned further certify that the activities covered by the foregoing certifications constitute duly authorized activities of this company; that said certifications are now in full force and effect; and that there is no provision in any document pursuant to which this company is organized and/or which governs this company’s continued existence limiting the power of the undersigned to make the certifications set forth herein, and that the same are in conformity with the provisions of all such documents.

CERTIFICATE SIGNATURES

/s/ Gregory D. Ransdell
Gregory D. Ransdell, Manager

/s/ Robert W. Lishman, Jr.
Robert W. Lishman, Jr., Manager

1